EXHIBIT 99.1

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                                 ASSET-BACKED NOTES, SERIES 2000-1
--------------------------------------------------------------------------------


                               ABS NEW TRANSACTION



                             COMPUTATIONAL MATERIALS
                             -----------------------


                                  $239,000,000
                      AFC MORTGAGE LOAN ASSET BACKED NOTES,
                                  SERIES 2000-1



                                SUPERIOR BANK FSB
                                 SELLER/SERVICER


                             AFC TRUST SERIES 2000-1
                                     ISSUER




MARCH 17, 2000





---------------------------------------------------------------------------
Recipients must read the information contained in the attached statement.
Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your
Merrill  Lynch  account  executive  for  another  copy.   The  collateral
information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.
                                                                              1

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                                 ASSET-BACKED NOTES, SERIES 2000-1
--------------------------------------------------------------------------------


The attached tables and other statistical analyses (the "Computational Materials") are privileged and confidential and are intended for use by the addressee only. These Computational Materials are furnished to you solely by Merrill Lynch, Pierce, Fenner & Smith Incorporated ("Merrill Lynch") and not by the issuer of the securities or any of its affiliates. The issuer of these securities has not prepared or taken part in the preparation of these materials. None of Merrill Lynch, the issuer of the securities nor any of their affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable Prospectus Supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information herein may not be provided by the addressees to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating said material.

Numerous assumptions were used in preparing the Computational Materials which may or may not be stated therein. As such, no assurance can be given as to the accuracy, appropriateness or completeness of the Computational Materials in any particular context; or as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. These Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.

Any yields or weighted average lives shown in the Computational Materials are based on prepayment assumptions and actual prepayment experience may dramatically affect such yields or weighted average lives. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates assumed in the attached Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfall. The specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical assets used in preparing the Computational Materials. The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance.


Although a registration statement (including the prospectus) relating to the securities discussed in this communication has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the securities discussed in this communication has not been filed with the Securities and Exchange Commission. This communication shall not constitute an offer to sell or the solicitation of any offer to buy nor shall there be any sale of the securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state. Prospective purchasers are referred to the final prospectus and prospectus supplement relating to the securities discussed in this communication for definitive information on any matter discussed in this communication. A final prospectus and prospectus supplement may be obtained by contacting the Merrill Lynch Trading Desk at (212) 449-3659.


Please be advised that asset-backed securities may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayments, yield curve and interest rate risk. Investors should fully consider the risk of an investment in these securities.

If you have received this communication in error, please notify the sending party immediately by telephone and return the original to such party by mail.



---------------------------------------------------------------------------
Recipients must read the information contained in the attached statement.
Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your
Merrill  Lynch  account  executive  for  another  copy.   The  collateral
information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.
                                                                              2

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                                 ASSET-BACKED NOTES, SERIES 2000-1
--------------------------------------------------------------------------------



---------------------------------------------------------------------------------------------------
                                                 EXPECTED             LEGAL   EXPECTED
               CLASS                             RATINGS      AVG.    FINAL    PAYMENT
  CLASS        SIZE          TRANCHE TYPE        M/S&P/F      LIFE   PAYMENT   WINDOW     LIFE CAP
---------   ------------  -----------------   -------------  ------  -------  ----------  ---------
To Call:
1A          $100,000,000   LIBOR Floater(1)    Aaa/AAA/AAA    3.41    3/30      1-115      11.00%
2A          $139,000,000   LIBOR Floater(2)    Aaa/AAA/AAA    2.70    3/30      1-115      15.50%

To
Maturity:
1A          $100,000,000   LIBOR Floater(1)    Aaa/AAA/AAA    3.54    3/30      1-191      11.00%
2A          $139,000,000   LIBOR Floater(2)    Aaa/AAA/AAA    2.79    3/30      1-197      15.50%
---------------------------------------------------------------------------------------------------
(1)   Subject to the Class 1A Cap Rate with a Class 1A Available Funds Cap Carry Forward Amount.
(2)   Subject to the Class 2A Cap Rate with a Class 2A Available Funds Cap Carry Forward Amount.


Series:                 AFC Mortgage Loan Asset Backed Notes, Series 2000-1

Seller and Servicer:    Superior Bank FSB

Indenture Trustee:      LaSalle Bank National Association

Owner Trustee:          Wilmington Trust Company

Underwriters:          Merrill Lynch, Pierce, Fenner & Smith Incorporated
                        (Lead) & J.P. Morgan Securities Inc. (Co-Manager)

Note Insurer:           Financial Guaranty Insurance Company ("FGIC")

Cut-off Date:           March 1, 2000

Exp. Pricing:           On or about March 21, 2000

Exp. Settlement:        On or about March 28, 2000

Payment Date:           The 25th day of each month (or if such 25th day is not a
                        business day, the next succeeding business day), commencing on April 25, 2000.



Day Count:              Actual/360 for Class 1A and Class 2A.

Class 1A Prepayment
Assumption:             With respect to the Class 1A Notes, a 100% Prepayment
                        Assumption assumes a CPR of 2% per annum in the first month of the life of the Mortgage Loans and an additional 1.2% per annum each month thereafter until the twenty-first month and 26% CPR thereafter.

Class 2A Prepayment
Assumption:             28% CPR

SMMEA: The Class 1A Notes will not be SMMEA eligible. The Class 2A Notes will not be SMMEA eligible until such time as the balance of the related Pre-Funding Account is reduced to zero.

ERISA: Subject to the conditions and restrictions set forth in the Prospectus Supplement, it is expected that the Class 1A and 2A Notes will generally be ERISA eligible. Prospective purchasers should consult their counsel.

Tax Status:             In the opinion of tax counsel to Superior Bank FSB, the
                        Notes will be treated as debt for federal income tax purposes, the trust will not be characterized as an association (or a publicly traded partnership) taxable as a corporation and neither the trust nor any portion of the trust will constitute a taxable mortgage pool taxable as a corporation.

---------------------------------------------------------------------------
Recipients must read the information contained in the attached statement.
Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your
Merrill  Lynch  account  executive  for  another  copy.   The  collateral
information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.
                                                                              3

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                                 ASSET-BACKED NOTES, SERIES 2000-1
--------------------------------------------------------------------------------


COLLATERAL:

GROUP 1 MORTGAGE LOANS: Conventional, fixed-rate mortgage loans secured by first or second liens on one- to four-family residential properties, units in planned unit developments, condominiums and manufactured homes ("Single Family Properties"), residential properties consisting of five or more dwelling units ("Multifamily Properties"), commercial properties ("Commercial Properties") and mixed residential and commercial structures ("Mixed Use Properties") plus Group 1 Pre-Funding Account. In addition, Group 1 will include "Periodic Payment Loans" (6.73% of Group 1 before pre-funding), "Deferred Payment Loans" (13.57% of Group 1 before pre-funding), "Voucher Loans" (7.64% of Group 1 before pre-funding), "Temporary Buydown Loans" (0.24% of Group 1 before pre-funding), "Permanent Buydown Loans" (4.62% of Group 1 before pre-funding) and "Permanent Buydown Companion Loans" ($259,908). See below for further description.

GROUP 2 MORTGAGE LOANS: Conventional, adjustable rate mortgage loans secured by first liens on Single Family Properties indexed to 6 Month LIBOR plus Group 2 Pre-Funding Account. In addition, Group 2 will include "Deferred Payment Loans" (4.56% of Group 2 before pre-funding) and "Temporary Buydown Loans" (0.83% of Group 2 before pre-funding). See below for further description.

CREDIT
ENHANCEMENT:            Credit enhancement refers to features of the notes that
                        are intended to reduce the effect on holders of such notes of losses on the mortgage loans. The credit enhancement consists of excess spread, cross-collateralization, overcollateralization and the note insurance policy issued by FGIC.

EXCESS SPREAD:          On each payment date, the amount of interest due on the
                        mortgage loans of each group will generally be greater than the amount needed to make monthly interest payments on the related notes and to pay certain fees for that month. Excess spread collected from a group of mortgage loans, and with respect to Group 1 only, the amounts collected on the permanent buydown companion loans, will be used first to cover any shortfalls in the required payments of principal on the offered notes related to such group, and then for cross-collateralization and/or overcollateralization.

OVERCOLLATERAL-
IZATION: Overcollateralization refers to the actual amount by which the aggregate principal balance due on the mortgage loans in a group exceeds the aggregate principal balance due on the related notes. That excess is intended to protect noteholders against shortfalls in required payments on the related notes.

                        An initial amount of overcollateralization will be required for each group. On the closing date, the note insurer will also specify the required overcollateralization for each group (which will vary throughout the life of the notes). The required overcollateralization amount for a group is intended to be reached by an additional payment of principal from amounts that are available for such group after payments of required principal and interest payments on all notes and certain fees and expenses. That amount, if any, will be used to pay principal on the related notes on an accelerated basis in relation to the related mortgage loans, thereby increasing the amount of overcollateralization for the related group.



---------------------------------------------------------------------------
Recipients must read the information contained in the attached statement.
Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your
Merrill  Lynch  account  executive  for  another  copy.   The  collateral
information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.
                                                                              4

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                                 ASSET-BACKED NOTES, SERIES 2000-1
--------------------------------------------------------------------------------

CROSS-
COLLATERALIZATION:      Cross-collateralization generally refers to the use of
                        amounts received on one group of mortgage loans, after payment of required interest and principal on the related offered notes, to pay shortfalls of required interest and principal on the offered notes related to the other group as a result of realized losses on the mortgage loans related to that other group.

                        The excess funds for a group are from two sources: (1) excess spread that is not needed to pay shortfalls in principal for that group and (2) excess principal that is not needed because principal received for that group exceeds the amount necessary to reach or maintain the required overcollateralization amount.


PRE-FUNDING AMOUNTS:


Original Group 1 Pre-Funding Amount: $39,786,105.98
Original Group 2 Pre-Funding Amount: $55,020,596.68


The Original Group 1 Pre-Funding Amount and Original Group 2 Pre-Funding Amount will be reduced during the funding period (approx. 2 months) by the amounts thereof used to purchase the related subsequent mortgage loans. Any amount remaining at the end of the funding period in the Group 1 and Group 2 Pre-Funding Accounts will be used to prepay principal to the Class 1A and Class 2A Notes, respectively.


CLASS 1A NOTE INTEREST RATE:
PRIOR TO THE AVAILABILITY OF THE 5% CLEAN-UP CALL (AS DEFINED BELOW):

On each Payment Date, the Class 1A Note Interest Rate will be a rate equal to the lesser of (1) the lesser of (a) One-Month LIBOR plus [ ]% per annum (the "Class 1A LIBOR Rate"), and (b) 11.00% per annum (the "Class 1A Cap Rate") and
(2) the Available Funds Cap Rate for the Class 1A Notes.


CLASS 2A NOTE INTEREST RATE:
PRIOR TO THE AVAILABILITY OF THE 5% CLEAN-UP CALL (AS DEFINED BELOW):
On each Payment Date, the Class 2A Note Interest Rate will be a rate equal to the lesser of (1) the lesser of (a) One-Month LIBOR plus [ ]% per annum (the "Class 2A LIBOR Rate"), and (b) 15.50% per annum (the "Class 2A Cap Rate") and
(2) the Available Funds Cap Rate for the Class 2A Notes.

One-Month LIBOR will be determined on the second Business Day preceding the beginning of each Accrual Period with respect to the Class 1A and Class 2A Notes.

The Class 1A and 2A LIBOR Rates will increase approximately 40bps on and after the date on which the 5% clean-up call becomes available but is not exercised.


AVAILABLE FUNDS CAP RATE:

For each class of Notes and any Payment Date will be a percentage derived from the fraction the numerator of which is the difference between (1) the sum of all interest collected and advanced on the mortgage loans in the related group during the related due period and (2) the sum of the servicing fee, FGIC fee and trustees fees payable for the related Payment Date with respect to that group, and the denominator of which is the Note Principal Balance of such class immediately prior to that Payment Date.


---------------------------------------------------------------------------
Recipients must read the information contained in the attached statement.
Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your
Merrill  Lynch  account  executive  for  another  copy.   The  collateral
information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.
                                                                              5

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--------------------------------------------------------------------------------

CLASS 1A AVAILABLE FUNDS CAP CARRY FORWARD AMOUNT:

If on any Payment Date, the Class 1A Note Interest Rate is limited by the Available Funds Cap Rate, you will be entitled to receive the excess of (i) the interest distributable had the Class 1A Note Interest Rate been based on the lesser of (a) the Class 1A LIBOR Rate and (b) the Class 1A Cap Rate, over (ii) the interest actually distributed based on the Available Funds Cap Rate plus
(iii) interest thereon at the then current Class 1A Note Interest Rate. No Class 1A Available Funds Cap Carry Forward Amount will be paid to the Class 1A Noteholder if the balance of such Class 1A Note is reduced to zero. The ratings of the Class 1A Notes do not address the likelihood of the payment of any Class 1A Available Funds Cap Carry Forward Amounts and Class 1A Available Funds Cap Carry Forward Amounts will not be covered by Insured Payments from FGIC.

CLASS 2A AVAILABLE FUNDS CAP CARRY FORWARD AMOUNT:

If on any Payment Date, the Class 2A Note Interest Rate is limited by the Available Funds Cap Rate, you will be entitled to receive the excess of (i) the interest distributable had the Class 2A Note Interest Rate been based on the lesser of (a) the Class 2A LIBOR Rate and (b) the Class 2A Cap Rate, over (ii) the interest actually distributed based on the Available Funds Cap Rate plus
(iii) interest thereon at the then current Class 2A Note Interest Rate. No Class 2A Available Funds Cap Carry Forward Amount will be paid to the Class 2 A Noteholder if the balance of such Class 2A Note is reduced to zero. The ratings of the Class 2A Notes do not address the likelihood of the payment of any Class 2A Available Funds Cap Carry Forward Amounts and Class 2A Available Funds Cap Carry Forward Amounts will not be covered by Insured Payments from FGIC.

PRINCIPAL PAYMENTS:

The Class 1A Note will be backed primarily by cash flow from Group 1 assets.

The Class 2A Note will be backed primarily by cash flow from Group 2 assets.

Each Class 1A and 2A Note will generally receive all scheduled and unscheduled principal payments from their respective groups until they are retired.

OPTIONAL TERMINATION/5% CLEANUP CALL:

When the aggregate principal balance of the mortgage loans (and properties acquired in respect thereof) remaining in the trust has been reduced to less than 5% of the sum of (1) the aggregate principal balance of the mortgage loans as of March 1, 2000, and (2) the aggregate amounts on deposit in the pre-funding accounts on the closing date, the servicer, at its option, may purchase all of such mortgage loans and properties from the trust, and thereby cause an early retirement of the notes.

COLLATERAL OVERVIEW (INITIAL MORTGAGE LOANS):

Manufactured Home Loans
-----------------------
Mortgage loans secured by manufactured homes that are deemed to be real property in the jurisdiction in which the mortgaged property is located. These loans will constitute 14.82% of Group 1 and 12.29% of Group 2, by Group Principal Balance, before pre-funding.


Periodic Payment Loans
----------------------
Mortgage loans which generally are the same as the other mortgage loans in the transaction but which accrue interest on a 28/364 day basis. Periodic Payment Loans will constitute 6.73% of Group 1, by Group Principal Balance, before pre-funding. In addition, some of these loans will allow for the mortgagor to use a limited number of payment vouchers to defer principal portions of the corresponding Periodic Payment and pay only the interest portion due on such payment dates. Any principal deferred in such a manner will be due in full on the maturity date of the related Periodic Payment Loan.

---------------------------------------------------------------------------
Recipients must read the information contained in the attached statement.
Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your
Merrill  Lynch  account  executive  for  another  copy.   The  collateral
information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.
                                                                              6

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Deferred Payment Loans
----------------------
Mortgage loans which permit the mortgagor to defer the first two or three payments due under the related mortgage note. Such election must be made at the time of origination. Under certain limited circumstances, these deferred payments may be forgiven by the Mortgagee on the maturity date of the loan. These loans will constitute 13.57% of Group 1 and 4.56% of Group 2, by Group Principal Balance, before pre-funding.

Voucher Loans
-------------
Approximately 7.64% of the Group 1 initial mortgage loans, by original Group 1 principal balance, are mortgage loans the mortgage notes of which provide that the mortgagors have the option at any time during the term of the related mortgage loan, to use up to 65 payment vouchers, in the aggregate, provided to them at origination in order to defer payment of the principal portion of the corresponding payment and pay only the interest portion due on such payment date. Any principal deferred in such a manner will be due in full on the maturity date of the related mortgage loan.


Temporary Buydown Loans
-----------------------
Approximately 0.24% of Group 1 and 0.83% of Group 2 before pre-funding, provide that the Mortgage Rate stated therein be reduced by 2% during the first twelve month period of the loans, and reduced by 1% during the second twelve month period of the loan, after which such Mortgage Rate will apply. FOR EXAMPLE, A LOAN WITH A STATED MORTGAGE RATE OF 10% WILL ACTUALLY HAVE A MORTGAGE RATE OF 8% DURING THE FIRST 12 MONTH PERIOD, 9% DURING THE SECOND 12 MONTH PERIOD AND WILL RETURN TO 10% FOR THE REMAINDER OF THE LOAN TERM. ALL MODELING ASSUMPTIONS HEREIN USE THE ACTUAL REDUCED MORTGAGE RATES FOR THE FIRST 24 MONTHS, NOT THE STATED MORTGAGE RATE, FOR ALL SUCH TEMPORARY BUYDOWN LOANS.


Permanent Buydown Loans
-----------------------
Approximately 4.62% of the Group 1 Initial Mortgage Loans, by Original Group 1 Principal Balance, are loans (each, a "Permanent Buydown Loan") made by the Depositor to a borrower together with a "Permanent Buydown Companion Loan" for the purpose of financing a Buydown of the interest rate on the Permanent Buydown Loan. Each Permanent Buydown Companion Loan provides for equal payments of principal only for a term not to exceed 5 years. Although the Permanent Buydown Loan and the Permanent Buydown Companion Loan are evidenced by separate notes, the Depositor treats, and the Servicer will treat, both loans as a single obligation. The Permanent Buydown Loan and the Permanent Buydown Companion Loan are given a single loan number and are billed on a single statement. Both notes are secured by either a first or second lien on the same mortgaged property, and a default under one note will trigger a default under the other. For each Permanent Buydown Loan conveyed to the Trust, the corresponding Permanent Buydown Companion Loan will also be conveyed to the Trust.

Approximately $259,908 of Permanent Buydown Companion Loans are associated with the Group 1 Permanent Buydown Loans and will be included in the excess spread for Group 1. The Group 1 principal balance as of the cut-off date does not, and as of any date will not, include the outstanding balance of the permanent buy down companion loans included in Group 1.


---------------------------------------------------------------------------
Recipients must read the information contained in the attached statement.
Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your
Merrill  Lynch  account  executive  for  another  copy.   The  collateral
information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.
                                                                              7

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--------------------------------------------------------------------------------

AVERAGE LIFE SENSITIVITY ANALYSIS:
(assuming 0 bps losses):

                                 Assumes a 5% Clean-Up Call

SCENARIO        1                  2                  3                  4                  5
                -                  -                  -                  -                  -
CLASS    WAL       WINDOW     WAL     WINDOW     WAL     WINDOW     WAL     WINDOW     WAL     WINDOW
         ---       ------     ---     ------     ---     ------     ---     ------     ---     ------
1A       14.75     1 - 327    5.78    1 - 178    3.41    1 - 115    2.45    1 - 82     1.92    1 - 60
2A        7.64     1 - 327    3.93    1 - 178    2.70    1 - 115    2.06    1 - 82     1.49    1 - 60




                        Assumes NO 5% Clean-Up Call (to Maturity)

SCENARIO        1                  2                  3                  4                  5
                -                  -                  -                  -                  -
CLASS    WAL       WINDOW     WAL     WINDOW     WAL     WINDOW     WAL     WINDOW     WAL     WINDOW
         ---       ------     ---     ------     ---     ------     ---     ------     ---     ------
1A       14.86     1 - 359    5.97    1 - 311    3.54    1 - 191    2.52    1 - 139    1.96    1 - 99
2A        7.65     1 - 352    4.01    1 - 272    2.79    1 - 197    2.15    1 - 152    1.55    1 - 111




                           PREPAYMENT SCENARIOS
SCENARIO           1        2         3         4          5
                   -        -         -         -          -

Class 1A (1)       0%       50%      100%      150%       200%
Class 2A (2)       10%      20%       28%       35%        45%

(1)  as a percentage of the Prepayment Assumption
(2)  as a conditional prepayment rate (CPR)

---------------------------------------------------------------------------
Recipients must read the information contained in the attached statement.
Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your
Merrill  Lynch  account  executive  for  another  copy.   The  collateral
information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.
                                                                              8

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CLASS 2A EXCESS SPREAD & AVAILABLE FUNDS CAP RATE ANALYSIS (UNDER PRICING
SCENARIO):


PERIOD    PAYMENT DATE  AVAILABLE FUNDS CAP RATE(1)  EXCESS SPREAD AVAILABLE(1)
------    ------------  ---------------------------  --------------------------
  1         04/25/00                10.30                        4.01
  2         05/25/00                10.30                        4.01
  3         06/25/00                10.30                        4.01
  4         07/25/00                10.30                        4.01
  5         08/25/00                10.30                        4.01
  6         09/25/00                10.30                        4.01
  7         10/25/00                10.30                        4.01
  8         11/25/00                10.30                        4.01
  9         12/25/00                10.30                        4.01
  10        01/25/01                10.30                        4.01
  11        02/25/01                10.30                        4.01
  12        03/25/01                10.30                        4.02
  13        04/25/01                10.30                        4.02
  14        05/25/01                10.31                        4.02
  15        06/25/01                10.31                        4.02
  16        07/25/01                10.31                        4.02
  17        08/25/01                10.31                        4.02
  18        09/25/01                10.31                        4.02
  19        10/25/01                10.31                        4.02
  20        11/25/01                10.31                        4.02
  21        12/25/01                10.39                        4.10
  22        01/25/02                10.39                        4.10
  23        02/25/02                10.52                        4.24
  24        03/25/02                10.94                        4.66
  25        04/25/02                11.20                        4.91
  26        05/25/02                11.48                        5.19
  27        06/25/02                11.77                        5.49
  28        07/25/02                11.77                        5.49
  29        08/25/02                11.77                        5.49
  30        09/25/02                11.77                        5.49
--------------------------------------------------------------------------------
(1) Assumes 1 Month LIBOR = 6.035%, 6 Month LIBOR = 6.380%,
    Class 2A Net Margin = 0.25%, Expenses = 0.86%.

---------------------------------------------------------------------------
Recipients must read the information contained in the attached statement.
Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your
Merrill  Lynch  account  executive  for  another  copy.   The  collateral
information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.
                                                                              9

[GRAPHIC OMITTED]                COMPUTATIONAL MATERIALS FOR  AFC MORTGAGE LOAN
                                 ASSET-BACKED NOTES, SERIES 2000-1
--------------------------------------------------------------------------------

INITIAL MORTGAGE LOAN CHARACTERISTICS

As of 3/1/00 (the "Cut-off Date")

Group 1 (Fixed Rate):
---------------------
Current Home Equity Loan Principal Balance (excluding
Permanent Buydown Companion Loan Balance of $259,908):  $65,333,204
Average Current Home Equity Loan Principal Balance:     $56,664           Range:  $7,155 - $384,000
Original Home Equity Loan Principal Balance:            $65,440,801
Average Original Home Equity Loan Principal Balance:    $56,757           Range:  $7,250 - $384,000
Properties secured by 1st/2nd Liens:                    71.86% / 28.14%
Weighted Average Coupon:                                11.365%           Range:  7.880% - 15.500%
Weighted Average CLTV:                                  78.80%
Weighted Average Rem. Term:                             251.9 mos.
Weighted Average Original Term:                         253.4 mos.
Geographic Distribution:                                46 States and D.C.
States w/ >5% Concentrations:                           NY - 15.55%       PA - 8.09%
                                                        FL - 11.49%       MI - 7.15%

Product Type-

         Balloons (30's due in 15):                     31.03%
         Periodic Payment Loans:                        6.73%
         Deferred Payment Loans:                        13.57%
         Voucher Loans:                                 7.64%
         Temporary Buydown Loans:                       0.24%
         Permanent Buydown Loans:                       4.62%
         Permanent Buydown Companion Loans:             $259,908

Occupancy-
         Owner Occupied:                                93.47%
         Non-Owner Occupied:                            6.53%
Property Type-

         One Family:                                    68.06%
         Manufactured Home Loans:                       14.82%
         2-4 Family:                                    9.97%
         PUD:                                           2.16%
         Multi-Family:                                  2.08%
         Mixed Use:                                     1.54%
         Condominium:                                   1.37%


Loan Purpose-

         Cashout:                                       71.99%
         Purchase:                                      16.94%
         Refinance:                                     11.07%


---------------------------------------------------------------------------
Recipients must read the information contained in the attached statement.
Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your
Merrill  Lynch  account  executive  for  another  copy.   The  collateral
information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.
                                                                              10

[GRAPHIC OMITTED]                COMPUTATIONAL MATERIALS FOR  AFC MORTGAGE LOAN
                                 ASSET-BACKED NOTES, SERIES 2000-1
--------------------------------------------------------------------------------

INITIAL MORTGAGE LOAN CHARACTERISTICS (continued)

As of 3/1/00 (the "Cut-off Date")

Group 2 (Adjustable Rate):
--------------------------
Current Home Equity Loan Principal Balance:             $90,300,888
Average Current Home Equity Loan Principal Balance:     $93,479           Range:  $10,200 - $818,708
Original Home Equity Loan Principal Balance:            $90,337,174
Average Original Home Equity Loan Principal Balance:    $93,517           Range:  $10,200 - $819,000
 Product Type-
         2/28:                                          81.94%
         3/27:                                          17.98%
         6 Month LIBOR:                                 0.08%
Temporary Buydown Loans:                                0.83%
Deferred Payment Loans:                                 4.56%
Weighted Average Coupon:                                11.155%           Range:  7.625% - 14.125%
Weighted Average Lifetime Cap:                          17.171%           Range: 13.625% - 20.125%
Weighted Average Lifetime Floor:                        10.172%           Range: 6.625% - 13.125%
Weighted Average Gross Margin:                          6.596%            Range:  2.750% - 10.000%
Weighted Average Months to Roll:                        25                Range:  2-36 Mos.
Weighted Average Initial Periodic Cap:                  2.01%             Range: 1.00% - 3.00%
Weighted Average Periodic Cap:                          1.000%            Range:  all 1.000%
Weighted Average Rem. Term:                             358.4 mos.
Weighted Average Original Term:                         359.5 mos.
Properties secured by 1st Liens:                        100%
Weighted Average CLTV:                                  80.88%
Geographic Distribution:                                41 states
 States w/ >5% Concentrations:                          NY - 14.52%       FL - 6.14%
                                                        PA -9.61%         OH - 5.15%
                                                        MI - 8.17%

Occupancy-
         Owner Occupied:                                97.62%
         Non-Owner Occupied:                            2.38%
 Property Type-
         One Family:                                    71.53%
         2-4 Family:                                    12.74%
         Manufactured Home Loans:                       12.29%
         Condominium:                                   1.80%
         PUD:                                           1.64%
 Loan Purpose-
         Purchase:                                      45.69%
         Cashout:                                       44.31%
         Refinance:                                     10.00%



---------------------------------------------------------------------------
Recipients must read the information contained in the attached statement.
Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your
Merrill  Lynch  account  executive  for  another  copy.   The  collateral
information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.
                                                                              11

[GRAPHIC OMITTED]                COMPUTATIONAL MATERIALS FOR  AFC MORTGAGE LOAN
                                 ASSET-BACKED NOTES, SERIES 2000-1
--------------------------------------------------------------------------------

INITIAL MORTGAGE LOAN CHARACTERISTICS (continued)


As of 3/1/00 (the "Cut-off Date")


GROUP 2 (ADJUSTABLE RATE):

2/28

     Weighted Average Coupon:              11.162%      Range: 7.750% - 14.125%
     Weighted Average Lifetime Cap:        17.177%      Range: 14.125% - 20.125%
     Weighted Average Lifetime Floor:      10.177%      Range: 7.125% - 13.125%
     Weighted Average Gross Margin:        6.601%       Range: 3.500% - 10.000%

3/27
     Weighted Average Coupon:              11.114%      Range: 7.625% - 14.000%
     Weighted Average Lifetime Cap:        17.137%      Range: 13.625% - 20.000%
     Weighted Average Lifetime Floor:      10.137%      Range: 6.625% - 13.000%
     Weighted Average Gross Margin:        6.557%       Range: 2.750% - 9.400%


6 Month LIBOR

     Weighted Average Coupon:              14.000%
     Weighted Average Lifetime Cap:        19.000%
     Weighted Average Lifetime Floor:      13.000%
     Weighted Average Gross Margin:        9.500%



---------------------------------------------------------------------------
Recipients must read the information contained in the attached statement.
Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your
Merrill  Lynch  account  executive  for  another  copy.   The  collateral
information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.
                                                                              12

[GRAPHIC OMITTED]                COMPUTATIONAL MATERIALS FOR  AFC MORTGAGE LOAN
                                 ASSET-BACKED NOTES, SERIES 2000-1
--------------------------------------------------------------------------------

COLLATERAL TABLES INITIAL MORTGAGE LOANS
                              Group 1 (Fixed Rate)


Range of Principal Balances                       Percent by        Number of
As of the Cut-off Date ($)  Principal Balance  Principal Balance  Mortgage Loans
--------------------------  -----------------  -----------------  --------------

7,154.60   -  10,000.00        115,108.33            0.18                13
10,000.01  -  20,000.00      2,266,657.40            3.47               137
20,000.01  -  30,000.00      4,911,313.72            7.52               193
30,000.01  -  40,000.00      5,290,156.49            8.10               149
40,000.01  -  50,000.00      6,786,311.81           10.39               150
50,000.01  -  60,000.00      6,621,900.95           10.14               120
60,000.01  -  70,000.00      6,823,366.03           10.44               104
70,000.01  -  80,000.00      5,551,395.01            8.50                74
80,000.01  -  90,000.00      4,423,329.95            6.77                52
90,000.01  -  100,000.00     3,221,090.61            4.93                34
100,000.01 -  110,000.00     2,632,200.70            4.03                25
110,000.01 -  120,000.00     2,749,010.84            4.21                24
120,000.01 -  130,000.00     1,500,814.29            2.30                12
130,000.01 -  140,000.00     1,621,523.89            2.48                12
140,000.01 -  150,000.00     1,163,557.36            1.78                 8
150,000.01 -  160,000.00     1,094,506.93            1.68                 7
160,000.01 -  170,000.00     1,315,379.31            2.01                 8
170,000.01 -  180,000.00       882,436.74            1.35                 5
180,000.01 -  190,000.00       372,500.00            0.57                 2
190,000.01 -  200,000.00       784,154.61            1.20                 4
200,000.01 -  250,000.00     1,962,029.71            3.00                 9
250,000.01 -  300,000.00     1,866,201.50            2.86                 7
300,000.01 -  350,000.00       994,258.29            1.52                 3
350,000.01 -  384,000.00       384,000.00            0.59                 1
                               ----------            ----                --

Total                      $65,333,204.47          100.00%            1,153
                           ==============          =======            =====


---------------------------------------------------------------------------
Recipients must read the information contained in the attached statement.
Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your
Merrill  Lynch  account  executive  for  another  copy.   The  collateral
information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.
                                                                              13

[GRAPHIC OMITTED]                COMPUTATIONAL MATERIALS FOR  AFC MORTGAGE LOAN
                                 ASSET-BACKED NOTES, SERIES 2000-1
--------------------------------------------------------------------------------

COLLATERAL TABLES FOR INITIAL MORTGAGE LOANS (continued)

                              Group 1 (Fixed Rate)

                                                 Percent by          Number of
Geographic Distribution  Principal Balance    Principal Balance   Mortgage Loans
-----------------------  -----------------    -----------------   --------------

Alabama                    1,025,980.09             1.57                24
Arizona                    1,178,131.07             1.80                22
Arkansas                     244,973.42             0.37                 6
California                 3,071,682.82             4.70                66
Colorado                   1,623,731.08             2.49                36
Connecticut                2,539,193.45             3.89                31
Delaware                     628,111.15             0.96                 8
District Of Columbia         237,691.00             0.36                 2
Florida                    7,505,180.31            11.49               158
Georgia                    1,433,342.68             2.19                23
Idaho                        538,435.95             0.82                 7
Illinois                   1,607,176.81             2.46                27
Indiana                    2,590,642.98             3.97                56
Iowa                          18,766.26             0.03                 1
Kansas                       171,953.98             0.26                 3
Kentucky                     719,006.68             1.10                19
Louisiana                    213,674.90             0.33                 4
Maine                         64,000.00             0.10                 1
Maryland                   1,612,143.16             2.47                30
Massachusetts              1,473,614.02             2.26                27
Michigan                   4,669,387.84             7.15                88
Minnesota                    396,032.80             0.61                 7
Mississippi                  663,790.35             1.02                 7
Missouri                     969,617.48             1.48                15
Montana                       50,491.36             0.08                 2
Nevada                       139,586.64             0.21                 4
New Hampshire                307,126.04             0.47                 5
New Jersey                 2,557,605.83             3.91                34
New Mexico                    94,671.00             0.14                 3
New York                  10,161,213.00            15.55               128
North Carolina             1,598,502.72             2.45                27
North Dakota                  17,550.00             0.03                 1
Ohio                       3,081,230.44             4.72                50
Oklahoma                     194,542.06             0.30                 5
Oregon                       146,010.12             0.22                 6
Pennsylvania               5,285,551.73             8.09                90
Rhode Island                 263,285.00             0.40                 4
South Carolina             1,075,831.04             1.65                29
South Dakota                 116,846.87             0.18                 2
Tennessee                    213,305.04             0.33                 6
Texas                        224,968.65             0.34                 4
Utah                         889,641.64             1.36                18
Vermont                      188,938.50             0.29                 3
Virginia                   1,979,628.36             3.03                33
Washington                   729,036.98             1.12                16
West Virginia                290,061.95             0.44                 4
Wisconsin                    531,319.22             0.81                11
                             ----------             ----                --

Total                    $65,333,204.47           100.00%            1,153
                         ==============           =======            =====

---------------------------------------------------------------------------
Recipients must read the information contained in the attached statement.
Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your
Merrill  Lynch  account  executive  for  another  copy.   The  collateral
information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.
                                                                              14

[GRAPHIC OMITTED]                COMPUTATIONAL MATERIALS FOR  AFC MORTGAGE LOAN
                                 ASSET-BACKED NOTES, SERIES 2000-1
--------------------------------------------------------------------------------

COLLATERAL TABLES FOR INITIAL MORTGAGE LOANS (continued)

                              Group 1 (Fixed Rate)

                                                                       Number of
                                                         Percent by     Mortgage
Original Combined Loan-to-value (%) Principal Balance Principal Balance  Loans
----------------------------------- ----------------- -----------------  -----

10.01 - 15.00                            37,471.27            0.06         2
15.01 - 20.00                            31,700.00            0.05         2
20.01 - 25.00                            77,650.00            0.12         2
25.01 - 30.00                           188,941.11            0.29         5
30.01 - 35.00                           136,502.48            0.21         4
35.01 - 40.00                           202,522.84            0.31         6
40.01 - 45.00                           330,740.96            0.51         9
45.01 - 50.00                           992,782.07            1.52        19
50.01 - 55.00                           755,984.46            1.16        17
55.01 - 60.00                         1,545,348.79            2.37        32
60.01 - 65.00                         2,392,250.24            3.66        47
65.01 - 70.00                         4,935,212.17            7.55        75
70.01 - 75.00                         6,948,362.71           10.64       118
75.01 - 80.00                        14,788,662.60           22.64       256
80.01 - 85.00                        15,941,410.57           24.40       291
85.01 - 90.00                        15,581,317.39           23.85       261
90.01 - 95.00                           446,344.81            0.68         7
                                        ----------            ----        --

Total                               $65,333,204.47          100.00%     1,153
                                    ==============          =======     =====

At origination no Group 1 Mortgage Loan had a Combined Loan-to-Value ("CLTV") exceeding 92.20%.

---------------------------------------------------------------------------
Recipients must read the information contained in the attached statement.
Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your
Merrill  Lynch  account  executive  for  another  copy.   The  collateral
information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.
                                                                              15

[GRAPHIC OMITTED]                COMPUTATIONAL MATERIALS FOR  AFC MORTGAGE LOAN
                                 ASSET-BACKED NOTES, SERIES 2000-1
--------------------------------------------------------------------------------

COLLATERAL TABLES FOR INITIAL MORTGAGE LOANS (continued)

                              Group 1 (Fixed Rate)

                                              Percent by          Number of
Mortgage Rates (%)    Principal Balance    Principal Balance     Mortgage Loans
------------------    -----------------    -----------------     --------------

7.750  -  7.999           263,773.06             0.40                  3
8.000  -  8.249            93,500.00             0.14                  2
8.250  -  8.499           724,053.47             1.11                  7
8.500  -  8.749         2,002,861.85             3.07                 17
8.750  -  8.999         1,763,204.71             2.70                 24
9.000  -  9.249         1,227,205.86             1.88                 18
9.250  -  9.499         1,259,498.29             1.93                 15
9.500  -  9.749         2,369,794.45             3.63                 35
9.750  -  9.999         3,852,183.85             5.90                 50
10.000 -  10.249        2,087,626.31             3.20                 28
10.250 -  10.499        2,682,617.56             4.11                 42
10.500 -  10.749        3,538,385.89             5.42                 55
10.750 -  10.999        4,092,783.54             6.26                 71
11.000 -  11.249        4,045,679.61             6.19                 75
11.250 -  11.499        3,352,072.17             5.13                 55
11.500 -  11.749        3,097,618.96             4.74                 75
11.750 -  11.999        5,023,060.91             7.69                 81
12.000 -  12.249        3,213,723.11             4.92                 70
12.250 -  12.499        3,448,404.71             5.28                 64
12.500 -  12.749        3,617,709.29             5.54                 80
12.750 -  12.999        3,737,726.54             5.72                 76
13.000 -  13.249        2,155,811.40             3.30                 47
13.250 -  13.499        2,465,856.63             3.77                 53
13.500 -  13.749        2,326,261.52             3.56                 46
13.750 -  13.999        1,095,010.93             1.68                 20
14.000 -  14.249          585,103.63             0.90                 17
14.250 -  14.499          690,971.51             1.06                 13
14.500 -  14.749          314,184.82             0.48                  8
14.750 -  14.999          169,070.13             0.26                  5
15.500 -  15.749           37,449.76             0.06                  1
                           ---------             ----                 --

Total                 $65,333,204.47           100.00%             1,153
                      ==============           =======             =====


---------------------------------------------------------------------------
Recipients must read the information contained in the attached statement.
Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your
Merrill  Lynch  account  executive  for  another  copy.   The  collateral
information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.
                                                                              16

[GRAPHIC OMITTED]                COMPUTATIONAL MATERIALS FOR  AFC MORTGAGE LOAN
                                 ASSET-BACKED NOTES, SERIES 2000-1
--------------------------------------------------------------------------------

COLLATERAL TABLES FOR INITIAL MORTGAGE LOANS (continued)

                              Group 1 (Fixed Rate)

                                                                  Number of
Remaining                  Principal            Percent by         Mortgage
Months to Maturity          Balance         Principal Balance       Loans
------------------          -------         -----------------       -----

96.18  - 108.00             67,157.17              0.10                1
108.01 - 120.00          1,228,561.53              1.88               49
120.01 - 132.00            309,051.46              0.47                4
132.01 - 144.00             82,973.57              0.13                2
156.01 - 168.00             84,034.88              0.13                2
168.01 - 180.00         29,195,696.77             44.69              541
180.01 - 192.00            205,847.95              0.32                1
192.01 - 204.00            255,500.00              0.39                1
228.01 - 240.00          7,801,748.73             11.94              173
240.01 - 252.00            430,494.50              0.66                5
264.01 - 276.00             50,685.52              0.08                1
288.01 - 300.00          3,582,359.06              5.48               61
312.01 - 324.00             61,605.76              0.09                1
324.01 - 336.00            142,685.24              0.22                2
348.01 - 360.00         20,031,792.71             30.66              292
360.01 - 360.18          1,803,009.62              2.76               17
                         ------------              ----               --

Total                  $65,333,204.47            100.00%           1,153
                       ==============            =======           =====


---------------------------------------------------------------------------
Recipients must read the information contained in the attached statement.
Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your
Merrill  Lynch  account  executive  for  another  copy.   The  collateral
information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.
                                                                              17

[GRAPHIC OMITTED]                COMPUTATIONAL MATERIALS FOR  AFC MORTGAGE LOAN
                                 ASSET-BACKED NOTES, SERIES 2000-1
--------------------------------------------------------------------------------

COLLATERAL TABLES FOR INITIAL MORTGAGE LOANS (continued)

                              Group 1 (Fixed Rate)

                                                 Percent by          Number of
                                                 Principal           Mortgage
Underwriting Class      Principal Balance         Balance              Loans
------------------      -----------------         -------              -----

AA                        11,435,217.43             17.50                151
AAA                          330,416.23              0.51                  5
ANIV                       4,985,203.48              7.63                 86
I                         20,217,880.36             30.95                347
II                         8,308,442.92             12.72                170
IIB                        7,807,302.89             11.95                147
III                        3,225,595.47              4.94                 49
IIISE                      1,509,552.69              2.31                 28
IV                         5,390,627.45              8.25                127
IVPI                         451,883.27              0.69                 10
V                          1,671,082.28              2.56                 33
                           ------------              ----                 --

Total                    $65,333,204.47            100.00%             1,153
                         ==============            =======             =====





                              Group 1 (Fixed Rate)

                       Principal          Percent by           Number of
Property Types          Balance        Principal Balance     Mortgage Loans
--------------          -------        -----------------     --------------

SINGLE FAMILY        44,465,207.64           68.06                838
MANUFACTURED          9,682,885.63           14.82                164
2-4 FAMILY            6,515,475.89            9.97                 88
PUD                   1,414,228.91            2.16                 27
MULTI FAMILY          1,357,710.66            2.08                  9
MIXED USE             1,004,500.00            1.54                  6
CONDO                   893,195.74            1.37                 21
                        ----------            ----                 --

Total               $65,333,204.47          100.00%             1,153
                    ==============          =======             =====



---------------------------------------------------------------------------
Recipients must read the information contained in the attached statement.
Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your
Merrill  Lynch  account  executive  for  another  copy.   The  collateral
information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.
                                                                              18

[GRAPHIC OMITTED]                COMPUTATIONAL MATERIALS FOR  AFC MORTGAGE LOAN
                                 ASSET-BACKED NOTES, SERIES 2000-1
--------------------------------------------------------------------------------

COLLATERAL TABLES FOR INITIAL MORTGAGE LOANS (continued)

                            Group 2 (Adjustable Rate)

Range of Principal Balances                       Percent by        Number of
As of the Cut-off Date ($)  Principal Balance  Principal Balance  Mortgage Loans
--------------------------  -----------------  -----------------  --------------

10,000.01  - 20,000.00          98,812.49            0.11                6
20,000.01  - 30,000.00         890,774.74            0.99               35
30,000.01  - 40,000.00       2,155,101.35            2.39               60
40,000.01  - 50,000.00       4,012,973.26            4.44               88
50,000.01  - 60,000.00       8,148,438.47            9.02              147
60,000.01  - 70,000.00       7,698,948.81            8.53              118
70,000.01  - 80,000.00       8,337,377.60            9.23              111
80,000.01  - 90,000.00       5,777,509.54            6.40               68
90,000.01  - 100,000.00      7,011,097.55            7.76               74
100,000.01 - 110,000.00      4,809,009.23            5.33               46
110,000.01 - 120,000.00      3,799,066.39            4.21               33
120,000.01 - 130,000.00      3,617,996.86            4.01               29
130,000.01 - 140,000.00      2,819,587.96            3.12               21
140,000.01 - 150,000.00      2,476,794.23            2.74               17
150,000.01 - 160,000.00      2,496,072.76            2.76               16
160,000.01 - 170,000.00      2,157,694.83            2.39               13
170,000.01 - 180,000.00      1,215,299.14            1.35                7
180,000.01 - 190,000.00        558,200.00            0.62                3
190,000.01 - 200,000.00      1,763,368.70            1.95                9
200,000.01 - 250,000.00      5,138,661.51            5.69               23
250,000.01 - 300,000.00      3,822,162.88            4.23               14
300,000.01 - 350,000.00      3,911,444.21            4.33               12
350,000.01 - 400,000.00      1,466,290.60            1.62                4
400,000.01 - 450,000.00      1,287,971.77            1.43                3
450,000.01 - 500,000.00      2,402,999.00            2.66                5
500,000.01 - 550,000.00      1,050,000.00            1.16                2
550,000.01 - 600,000.00        558,526.00            0.62                1
800,000.01 - 850,000.00        818,707.97            0.91                1
                               ----------            ----                -

Total                      $90,300,887.85          100.00%             966
                           ==============          =======             ===



---------------------------------------------------------------------------
Recipients must read the information contained in the attached statement.
Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your
Merrill  Lynch  account  executive  for  another  copy.   The  collateral
information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.
                                                                              19

[GRAPHIC OMITTED]                COMPUTATIONAL MATERIALS FOR  AFC MORTGAGE LOAN
                                 ASSET-BACKED NOTES, SERIES 2000-1
--------------------------------------------------------------------------------

COLLATERAL TABLES FOR INITIAL MORTGAGE LOANS (continued)

                            Group 2 (Adjustable Rate)

                                                                      Number of
                                                    Percent by         Mortgage
Geographic Distribution     Principal Balance    Principal Balance      Loans
-----------------------     -----------------    -----------------      -----

Alabama                         905,219.98              1.00             11
Arizona                       1,862,925.57              2.06             13
Arkansas                        416,329.63              0.46              6
California                    1,126,637.00              1.25              7
Colorado                      4,331,864.93              4.80             27
Connecticut                   2,776,922.45              3.08             16
Delaware                        668,544.58              0.74              7
Florida                       5,540,637.01              6.14             67
Georgia                       2,401,903.56              2.66             35
Idaho                           680,510.34              0.75              7
Illinois                      1,785,089.32              1.98             26
Indiana                       3,935,026.32              4.36             66
Iowa                            210,454.25              0.23              3
Kentucky                        301,964.88              0.33              6
Louisiana                       818,707.97              0.91              1
Maine                           588,863.18              0.65              4
Maryland                      2,595,451.69              2.87             27
Massachusetts                 2,767,194.23              3.06             23
Michigan                      7,380,975.06              8.17             96
Minnesota                       958,022.55              1.06             13
Mississippi                     348,871.39              0.39              7
Missouri                      1,147,319.57              1.27             18
Montana                         135,200.00              0.15              1
Nebraska                         40,000.00              0.04              1
New Hampshire                   607,531.74              0.67              5
New Jersey                    4,499,609.56              4.98             36
New Mexico                       75,330.00              0.08              1
New York                     13,114,059.49             14.52             74
North Carolina                4,143,986.27              4.59             57
Ohio                          4,653,628.36              5.15             72
Oregon                          199,794.68              0.22              2
Pennsylvania                  8,678,757.03              9.61            118
Rhode Island                     85,450.84              0.09              1
South Carolina                2,968,096.17              3.29             39
Tennessee                       646,260.70              0.72              8
Texas                           541,141.73              0.60              5
Utah                          1,837,138.22              2.03             14
Virginia                      2,366,039.61              2.62             22
Washington                      908,457.30              1.01              9
West Virginia                    81,268.23              0.09              2
Wisconsin                     1,169,702.46              1.30             13
                              ------------              ----             --

Total                       $90,300,887.85            100.00%           966
                            ==============            =======           ===


---------------------------------------------------------------------------
Recipients must read the information contained in the attached statement.
Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your
Merrill  Lynch  account  executive  for  another  copy.   The  collateral
information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.
                                                                              20

[GRAPHIC OMITTED]                COMPUTATIONAL MATERIALS FOR  AFC MORTGAGE LOAN
                                 ASSET-BACKED NOTES, SERIES 2000-1
--------------------------------------------------------------------------------

COLLATERAL TABLES FOR INITIAL MORTGAGE LOANS (continued)

                            Group 2 (Adjustable Rate)

                                                  Percent by        Number of
Original Loan-to-value (%)  Principal Balance  Principal Balance  Mortgage Loans
--------------------------  -----------------  -----------------  --------------

25.01   -   30.00                83,980.83           0.09                2
30.01   -   35.00               273,408.12           0.30                5
35.01   -   40.00                50,000.00           0.06                1
40.01   -   45.00               565,230.44           0.63                5
45.01   -   50.00               501,967.52           0.56                6
50.01   -   55.00               667,638.52           0.74               12
55.01   -   60.00             1,012,256.15           1.12               16
60.01   -   65.00             4,397,189.16           4.87               61
65.01   -   70.00             3,878,286.71           4.29               41
70.01   -   75.00             7,867,888.57           8.71               93
75.01   -   80.00            21,216,435.89          23.50              251
80.01   -   85.00            24,951,785.64          27.63              258
85.01   -   90.00            24,834,820.30          27.50              215
                             -------------          -----              ---

Total                       $90,300,887.85         100.00%             966
                            ==============         =======             ===

At origination no Group 2 Mortgage Loan had a Loan-to-Value ("LTV") exceeding 90.00%.



---------------------------------------------------------------------------
Recipients must read the information contained in the attached statement.
Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your
Merrill  Lynch  account  executive  for  another  copy.   The  collateral
information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.
                                                                              21

[GRAPHIC OMITTED]                COMPUTATIONAL MATERIALS FOR  AFC MORTGAGE LOAN
                                 ASSET-BACKED NOTES, SERIES 2000-1
--------------------------------------------------------------------------------

COLLATERAL TABLES FOR INITIAL MORTGAGE LOANS (continued)

                            Group 2 (Adjustable Rate)

                                              Percent by          Number of
Mortgage Rates (%)   Principal Balance    Principal Balance    Mortgage Loans
------------------   -----------------    -----------------    --------------

7.500  -  7.749           83,000.00             0.09                   1
7.750  -  7.999          214,313.08             0.24                   2
8.000  -  8.249          122,886.64             0.14                   2
8.250  -  8.499          165,557.53             0.18                   3
8.500  -  8.749          353,450.72             0.39                   5
8.750  -  8.999        1,270,682.01             1.41                  11
9.000  -  9.249        1,188,266.39             1.32                  12
9.250  -  9.499        1,321,404.24             1.46                  11
9.500  -  9.749        2,730,483.49             3.02                  23
9.750  -  9.999        4,699,485.88             5.20                  44
10.000 -  10.249       5,314,424.42             5.89                  53
10.250 -  10.499       6,187,362.44             6.85                  57
10.500 -  10.749       6,227,193.83             6.90                  64
10.750 -  10.999       9,609,005.74            10.64                  85
11.000 -  11.249       7,162,507.13             7.93                  76
11.250 -  11.499       6,960,448.56             7.71                  79
11.500 -  11.749       7,951,483.25             8.81                  85
11.750 -  11.999       4,888,900.71             5.41                  64
12.000 -  12.249       5,307,455.79             5.88                  56
12.250 -  12.499       6,746,598.68             7.47                  84
12.500 -  12.749       4,434,804.31             4.91                  53
12.750 -  12.999       2,670,172.11             2.96                  31
13.000 -  13.249       2,198,911.08             2.44                  28
13.250 -  13.499       1,455,587.76             1.61                  22
13.500 -  13.749         368,719.82             0.41                   6
13.750 -  13.999         417,256.07             0.46                   5
14.000 -  14.249         250,526.17             0.28                   4
                         ----------             ----                  --

Total                $90,300,887.85           100.00%                966
                     ==============           =======                ===




---------------------------------------------------------------------------
Recipients must read the information contained in the attached statement.
Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your
Merrill  Lynch  account  executive  for  another  copy.   The  collateral
information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.
                                                                              22

[GRAPHIC OMITTED]                COMPUTATIONAL MATERIALS FOR  AFC MORTGAGE LOAN
                                 ASSET-BACKED NOTES, SERIES 2000-1
--------------------------------------------------------------------------------

COLLATERAL TABLES FOR INITIAL MORTGAGE LOANS (continued)

                            Group 2 (Adjustable Rate)

                                                       Percent by         Number of
Remaining Months to Maturity   Principal Balance   Principal Balance   Mortgage Loans
----------------------------   -----------------   -----------------   --------------

223.00 -   228.99                    31,679.99            0.04                1
289.00 -   300.99                   670,271.42            0.74               15
337.00 -   348.99                   239,935.93            0.27                5
349.00 -   357.99                 6,773,613.12            7.50               81
358.00 -   358.99                13,075,860.11           14.48              129
359.00 -   359.99                41,580,305.93           46.05              433
360.00 -   360.99                27,929,221.35           30.93              302
                                 -------------           -----              ---

Total                           $90,300,887.85          100.00%             966
                                ==============          =======             ===


---------------------------------------------------------------------------
Recipients must read the information contained in the attached statement.
Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your
Merrill  Lynch  account  executive  for  another  copy.   The  collateral
information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.
                                                                              23

[GRAPHIC OMITTED]                COMPUTATIONAL MATERIALS FOR  AFC MORTGAGE LOAN
                                 ASSET-BACKED NOTES, SERIES 2000-1
--------------------------------------------------------------------------------

COLLATERAL TABLES FOR INITIAL MORTGAGE LOANS (continued)

                            Group 2 (Adjustable Rate)

                                 Principal         Percent by        Number of
Month of Next Rate Adjustment     Balance      Principal Balance  Mortgage Loans
-----------------------------     -------      -----------------  --------------

May, 2000                          74,849.86         0.08                 1
July, 2000                         33,722.04         0.04                 1
October, 2000                      31,679.99         0.04                 1
November, 2000                     44,716.14         0.05                 1
January, 2001                      55,733.42         0.06                 1
February, 2001                     48,269.29         0.05                 1
March, 2001                        57,495.04         0.06                 1
June, 2001                         75,040.96         0.08                 1
July, 2001                         25,527.95         0.03                 1
August, 2001                      381,616.12         0.42                 2
September, 2001                   339,304.86         0.38                 5
October, 2001                     268,958.99         0.30                 4
November, 2001                  1,168,378.71         1.29                15
December, 2001                  3,828,061.59         4.24                43
January, 2002                  10,843,382.69        12.01               106
February, 2002                 34,411,508.15        38.11               360
March, 2002                    22,375,266.46        24.78               246
October, 2002                     259,842.45         0.29                 3
December, 2002                    352,031.63         0.39                 6
January, 2003                   2,521,422.13         2.79                29
February, 2003                  7,416,574.49         8.21                79
March, 2003                     5,687,504.89         6.30                59
                                ------------         ----                --

Total                         $90,300,887.85       100.00%              966
                              ==============       =======              ===




---------------------------------------------------------------------------
Recipients must read the information contained in the attached statement.
Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your
Merrill  Lynch  account  executive  for  another  copy.   The  collateral
information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.
                                                                              24

[GRAPHIC OMITTED]                COMPUTATIONAL MATERIALS FOR  AFC MORTGAGE LOAN
                                 ASSET-BACKED NOTES, SERIES 2000-1
--------------------------------------------------------------------------------

COLLATERAL TABLES FOR INITIAL MORTGAGE LOANS (continued)

                            Group 2 (Adjustable Rate)

                                           Percent by            Number of
Gross Margin        Principal Balance   Principal Balance     Mortgage Loans
------------        -----------------   -----------------     --------------

2.750  - 2.999          83,000.00            0.09                    1
3.500  - 3.749         179,586.64            0.20                    3
3.750  - 3.999         155,357.53            0.17                    2
4.000  - 4.249          76,954.54            0.09                    1
4.250  - 4.499         459,904.21            0.51                    6
4.500  - 4.749         896,588.82            0.99                   12
4.750  - 4.999       1,751,640.35            1.94                   11
5.000  - 5.249       3,612,856.39            4.00                   30
5.250  - 5.499       2,656,766.68            2.94                   32
5.500  - 5.749       7,431,975.05            8.23                   66
5.750  - 5.999       5,607,900.11            6.21                   57
6.000  - 6.249       7,476,678.20            8.28                   68
6.250  - 6.499      10,166,459.52           11.26                  106
6.500  - 6.749       7,542,339.69            8.35                   84
6.750  - 6.999      11,067,885.04           12.26                  117
7.000  - 7.249       6,909,964.09            7.65                   82
7.250  - 7.499       5,123,959.12            5.67                   58
7.500  - 7.749       5,345,629.73            5.92                   58
7.750  - 7.999       4,698,771.32            5.20                   51
8.000  - 8.249       3,615,182.11            4.00                   49
8.250  - 8.499       1,279,395.44            1.42                   19
8.500  - 8.749       1,370,002.52            1.52                   15
8.750  - 8.999       1,896,630.93            2.10                   23
9.000  - 9.249         443,740.06            0.49                    8
9.250  - 9.499         272,888.84            0.30                    5
9.500  - 9.749          74,849.86            0.08                    1
10.000 - 10.249        103,981.06            0.12                    1
                       ----------            ----                    -

Total              $90,300,887.85          100.00%                 966
                   ==============          =======                 ===




---------------------------------------------------------------------------
Recipients must read the information contained in the attached statement.
Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your
Merrill  Lynch  account  executive  for  another  copy.   The  collateral
information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.
                                                                              25

[GRAPHIC OMITTED]                COMPUTATIONAL MATERIALS FOR  AFC MORTGAGE LOAN
                                 ASSET-BACKED NOTES, SERIES 2000-1
--------------------------------------------------------------------------------

COLLATERAL TABLES FOR INITIAL MORTGAGE LOANS (continued)

                            Group 2 (Adjustable Rate)

                                                Percent by         Number of
Maximum Mortgage Rates   Principal Balance   Principal Balance   Mortgage Loans
----------------------   -----------------   -----------------   --------------

13.500  - 13.749               83,000.00           0.09                1
13.750  - 13.999               82,500.00           0.09                1
14.000  - 14.249              122,886.64           0.14                2
14.250  - 14.499              129,557.53           0.14                2
14.500  - 14.749              353,450.72           0.39                5
14.750  - 14.999            1,078,102.87           1.19                9
15.000  - 15.249            1,188,266.39           1.32               12
15.250  - 15.499            1,321,404.24           1.46               11
15.500  - 15.749            2,628,883.49           2.91               22
15.750  - 15.999            4,831,298.96           5.35               45
16.000  - 16.249            5,219,544.42           5.78               52
16.250  - 16.499            6,128,902.07           6.79               57
16.500  - 16.749            6,227,193.83           6.90               64
16.750  - 16.999            9,707,084.88          10.75               86
17.000  - 17.249            7,162,507.13           7.93               76
17.250  - 17.499            6,960,448.56           7.71               79
17.500  - 17.749            8,053,083.25           8.92               86
17.750  - 17.999            4,888,900.71           5.41               64
18.000  - 18.249            5,402,335.79           5.98               57
18.250  - 18.499            6,841,059.05           7.58               85
18.500  - 18.749            4,434,804.31           4.91               53
18.750  - 18.999            2,764,672.11           3.06               32
19.000  - 19.249            2,273,760.94           2.52               29
19.250  - 19.499            1,455,587.76           1.61               22
19.500  - 19.749              368,719.82           0.41                6
19.750  - 19.999              417,256.07           0.46                5
20.000  - 20.249              175,676.31           0.19                3
                              ----------           ----                -

Total                     $90,300,887.85         100.00%             966
                          ==============         =======             ===


---------------------------------------------------------------------------
Recipients must read the information contained in the attached statement.
Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your
Merrill  Lynch  account  executive  for  another  copy.   The  collateral
information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.
                                                                              26

[GRAPHIC OMITTED]                COMPUTATIONAL MATERIALS FOR  AFC MORTGAGE LOAN
                                 ASSET-BACKED NOTES, SERIES 2000-1
--------------------------------------------------------------------------------

COLLATERAL TABLES FOR INITIAL MORTGAGE LOANS (continued)

                            Group 2 (Adjustable Rate)

                                                Percent by         Number of
Minimum Mortgage Rates   Principal Balance   Principal Balance   Mortgage Loans
----------------------   -----------------   -----------------   --------------

6.500  -    6.749            83,000.00            0.09                  1
6.750  -    6.999            82,500.00            0.09                  1
7.000  -    7.249           122,886.64            0.14                  2
7.250  -    7.499           129,557.53            0.14                  2
7.500  -    7.749           353,450.72            0.39                  5
7.750  -    7.999         1,078,102.87            1.19                  9
8.000  -    8.249         1,188,266.39            1.32                 12
8.250  -    8.499         1,321,404.24            1.46                 11
8.500  -    8.749         2,628,883.49            2.91                 22
8.750  -    8.999         4,831,298.96            5.35                 45
9.000  -    9.249         5,219,544.42            5.78                 52
9.250  -    9.499         6,128,902.07            6.79                 57
9.500  -    9.749         6,227,193.83            6.90                 64
9.750  -    9.999         9,707,084.88           10.75                 86
10.000 -    10.249        7,162,507.13            7.93                 76
10.250 -    10.499        6,960,448.56            7.71                 79
10.500 -    10.749        8,053,083.25            8.92                 86
10.750 -    10.999        4,888,900.71            5.41                 64
11.000 -    11.249        5,402,335.79            5.98                 57
11.250 -    11.499        6,841,059.05            7.58                 85
11.500 -    11.749        4,434,804.31            4.91                 53
11.750 -    11.999        2,764,672.11            3.06                 32
12.000 -    12.249        2,198,911.08            2.44                 28
12.250 -    12.499        1,455,587.76            1.61                 22
12.500 -    12.749          368,719.82            0.41                  6
12.750 -    12.999          417,256.07            0.46                  5
13.000 -    13.249          250,526.17            0.28                  4
                            ----------            ----                 --

Total                   $90,300,887.85          100.00%               966
                        ==============          =======               ===






---------------------------------------------------------------------------
Recipients must read the information contained in the attached statement.
Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your
Merrill  Lynch  account  executive  for  another  copy.   The  collateral
information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.
                                                                              27

[GRAPHIC OMITTED]                COMPUTATIONAL MATERIALS FOR  AFC MORTGAGE LOAN
                                 ASSET-BACKED NOTES, SERIES 2000-1
--------------------------------------------------------------------------------

COLLATERAL TABLES FOR INITIAL MORTGAGE LOANS (continued)

                            Group 2 (Adjustable Rate)

                                               Percent by          Number of
Underwriting Class    Principal Balance    Principal Balance    Mortgage Loans
------------------    -----------------    -----------------    --------------

AA                       5,455,900.05             6.04                 45
ANIV                     7,345,480.85             8.13                 51
I                       27,838,013.57            30.83                246
II                      11,499,485.29            12.73                149
IIB                     14,553,520.69            16.12                181
III                      3,352,350.20             3.71                 30
IIISE                    2,597,637.46             2.88                 18
IV                      12,516,915.97            13.86                177
IVPI                     1,862,614.33             2.06                 15
V                        3,278,969.44             3.63                 54
                         ------------             ----                 --

Total                  $90,300,887.85           100.00%               966
                       ==============           =======               ===





                            Group 2 (Adjustable Rate)

                                             Percent by            Number of
Property Type      Principal Balance     Principal Balance       Mortgage Loans
-------------      -----------------     -----------------       --------------

SINGLE FAMILY        64,587,772.90            71.53                    686
2-4 FAMILY           11,504,239.29            12.74                     91
MANUFACTURED         11,099,374.80            12.29                    158
CONDO                 1,628,383.45             1.80                     19
PUD                   1,481,117.41             1.64                     12
                      ------------             ----                     --

Total               $90,300,887.85           100.00%                   966
                    ==============           =======                   ===


---------------------------------------------------------------------------
Recipients must read the information contained in the attached statement.
Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your
Merrill  Lynch  account  executive  for  another  copy.   The  collateral
information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.
                                                                              28

[GRAPHIC OMITTED]                COMPUTATIONAL MATERIALS FOR  AFC MORTGAGE LOAN
                                 ASSET-BACKED NOTES, SERIES 2000-1
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FOR ADDITIONAL INFORMATION PLEASE CALL:

Asset Backed Securities Group
-----------------------------
Rob DiOrio                  (212) 449-1646
Demetrios Tsipras           (212) 449-9486
Vu Nguyen                   (212) 449-1955
Ryad Yousuf                 (212) 449-2365

Mbs/abs Trading
---------------
(New York)
Vince Mora                  (212) 449-5320
Scott Soltas                (212) 449-3659

(London)
Ashley Kibblewhite          011-44-171-867-3032
Anthony Everill             011-44-171-867-3032

Asset Backed Research
---------------------
Chris Flanagan              (212) 449-1655
Ralph Diserio               (212) 449-1629
Ryan Asato                  (212) 449-9622


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Recipients must read the information contained in the attached statement.
Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your
Merrill  Lynch  account  executive  for  another  copy.   The  collateral
information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.
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